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                                                                    Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-46459) pertaining to the National-Oilwell Retirement and Thrift Plan of our report dated June 7, 1999, with respect to the financial statements and schedules of the National-Oilwell Retirement and Thrift Plan included in this Annual Report (Form 11-K) for the year ended December 31, 1998.

                                                           /s/ Ernst & Young LLP


June 23, 1999
Houston, Texas